UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Everbridge, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

(ii)

This Schedule 14A filing consists of the following communication relating to the proposed acquisition of Everbridge, Inc., a Delaware corporation (the “Company”) by Project Emerson Parent, LLC, a Delaware corporation (“Parent”), pursuant to the terms of an Agreement and Plan of Merger, dated February 4, 2024, by and among the Company, Parent and Project Emerson Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent:

(i) Employee Note

Each item above was first used or made available on February 12, 2024.

Employee Note

Employee Note – February 12, 2024

Last week we made the major announcement that Everbridge has entered into a definitive agreement to be acquired by Thoma Bravo, one of the world’s leading and most experienced software investment firms. This is a monumental next step on our journey as a company and I fully appreciate that it comes with a lot of emotions, whether you are a long-time employee or whether you joined us through a previous acquisition. As a follow up to our initial All Hands meeting last Monday to announce the news, we look forward to more discussion over the coming weeks of what the transaction means for the future of Everbridge as a company, our employees, and our customers. While many of the details are still being worked out, I am incredibly optimistic about the road ahead.

Everbridge as a company has experienced an amazing 21-year history, growing from a simple but compelling vision of our founders after 9-11 that technology should be smart enough to reach everyone in a time of emergency. In a crisis, the safety of every individual should not be dependent on a single message delivery path. Over the ensuing two decades, Everbridge grew its leading mass notification platform to reach more than 2 BILLION people across the world over a broad range of modalities. We have continuously expanded our solution set to become the most robust critical event management leader, combining intelligent automation with the industry’s most comprehensive risk data, to support organizations with both digital and physical critical events. Based on the lifesaving work we enable, and the number of major brands and government agencies that we support, I believe Everbridge is one of the most meaningful software companies in the world, truly positioned to empower resilience for all!

Some of you have asked why the transaction was announced now. Well, first is our fiduciary duty to our shareholders which I described during our All Hands and in the written materials we shared last Monday. In addition, we still have A LOT of work to do to bring all the pieces of our company together and complete the vision. We have seen over the past couple of years the volatility and unwanted attention that being a company with publicly-traded stock creates – specifically following the Florida alert in April 2023 and in sharing our perpetual revenue shortfall in August 2023. Both created significant volatility in our share price, but neither affected our progression to our long-term goals. Transitioning from a public company, under the scrutiny of the financial markets, to a private company will not change our brand, our vision, our mission, or our purpose and will allow us to increase our focus and execute more efficiently for our customers.

I want to close by stating that I am aware that many of you are wondering what this news will mean for your role at Everbridge. While no decisions have been made and I do not have any details to share at this time, I do know that it is always in a company’s interest to implement any changes in as transparent a manner as possible. My experience with acquisitions is that buyers of companies work hard and effectively with companies to create opportunities for remarkable learning, professional growth, and productive rigor. While I do not yet know specifically what our future owner would have in mind for Everbridge, my expectation is that our journey together will continue to be rewarding, and that the mission and vision for Everbridge will thrive and grow.

In summary, in the short term, nothing is changing. We are continuing to execute as a standalone public company until the deal closes, which is currently anticipated to close in the second quarter of this year. The most important thing you can do is maintain focus on serving our customers and each other to the best of your ability. In the longer term, I am confident that we will continue long into the future our exceptional track record of helping companies accelerate the execution of their strategies and I fully expect that to be the case here with Everbridge. We’re an important company with a critical mission and a bright future.

Thank you for all you do, and…

Stay healthy and strong.

Dave

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file a proxy statement on Schedule 14A (the “proxy statement”). After the proxy statement has been declared effective by the SEC, the proxy statement will be delivered to stockholders of Everbridge. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF EVERBRIDGE ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the transaction with Project Emerson Parent, LLC. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Everbridge; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com/ or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about its directors and executive officers is set forth in the Everbridge Annual Report on Form 10-K for the year ended December 31, 2022 and the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders, which were filed with the SEC on February 24, 2023 and April 13, 2023, respectively. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1993, as amended.